UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01466

Pioneer Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 through June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Fund
Semiannual Report  |  June 30, 2023

A: PIODX	C: PCODX	K: PIOKX	R: PIORX	Y: PYODX

visit us: www.amundi.com/us

Pioneer Fund | Semiannual Report | 6/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Fund | Semiannual Report | 6/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fund | Semiannual Report | 6/30/233

Portfolio Management Discussion  |  6/30/23
In the following discussion, Jeff Kripke discusses the market environment during the six-month period ended June 30, 2023, and Pioneer Fund’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with James Yu, a senior vice president and a portfolio manager at Amundi US, Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US, and a portfolio manager at Amundi US, and John Carey*, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi US.
Q	How did the Fund perform over the six-month period ended June 30, 2023?
A	Pioneer Fund’s Class A shares returned 13.63% at net asset value during the six-month period ended June 30, 2023, while the Fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned 16.89%. During the same six-month period, the average return of the 1,469 mutual funds in Morningstar’s Large Blend Funds Category was 13.35%.
Q	How would you describe the investment environment for equities during the six-month period ended June 30, 2023?
A	The US stock market, as measured the Fund’s benchmark, the S&P 500, rose by 16.89% during the first half of the year. Stocks posted robust returns as hopes that the US Federal Reserve (Fed) could be nearing the end of its long series of interest-rate increases helped the market overcome potential headwinds, such as lower corporate earnings, turmoil in the banking sector, and worries about the possibility of a recession. The prospect of an improved interest-rate environment led to substantial outperformance for growth stocks versus value stocks over the six-month period, with returns of 29.02% and 5.12%, respectively, for the Russell 1000 Growth Index and Russell 1000 Value Index. The rally in the growth segment was led by a relatively narrow group of mega-cap technology-related stocks, including those that benefited from increased optimism surrounding the evolution of artificial intelligence (AI).
*	Note to shareowners: John A. Carey will retire from portfolio management effective in May 2024. He remains a member of the Fund's current management team.
4Pioneer Fund | Semiannual Report | 6/30/23

Q	Which of your investment decisions either contributed positively to, or detracted from, the Fund’s benchmark-relative performance during the six-month period ended June 30, 2023?
A	The Fund’s underperformance relative to the S&P 500 was driven almost entirely by holdings in the banking sector, and, to a lesser degree, underweight positions in several mega-cap technology stocks that outperformed.
Bank stocks lagged due to the failures of multiple US regional banks and the collapse of 167-year old Swiss financial institution Credit Suisse. Perceived liquidity issues among regional banks in general, which were largely a result of higher interest rates, also weighed on the sector’s performance and led to sizable downturns for the portfolio’s holdings in Truist Financial and Citizens Financial. We maintained the positions, however, as we think both are high-quality banks with reasonable valuations, and are not exposed to the same problems that plagued the failed banks. Truist and Citizens, due to their large sizes and their status as systemically important banks in the US, have already experienced significant stress testing. In addition, we believe both have adequate capital reserves, ample liquidity, and robust risk-management platforms. Those regional banks also have diverse deposit bases that consist primarily of traditional retail and small-to medium-sized business deposits that, in our view, are not as "at risk" as the deposit bases of some other banks.
An underweight position in Tesla, which cost the Fund more than a percentage point of benchmark-relative performance, was another key detractor. The stock price rose by well over 100% during the six-month period, and Tesla's large benchmark weighting meant that this strong showing provided a meaningful boost to the S&P 500's return. We continue to believe Tesla's stock has an unfavorable risk-reward profile due to its elevated valuation. Along this same line, an underweight portfolio position in Meta Platforms (formerly Facebook) was another key detractor from relative returns during a period that featured substantial outperformance for mega-cap tech stocks. Other key detractors from the Fund's relative performance included positions in EOG Resources, an energy producer that underperformed due to weakness in natural gas prices, and
Pioneer Fund | Semiannual Report | 6/30/235

International Flavors and Fragrances, which reported weaker-than-expected results.
On the positive side, the portfolio’s positioning within the information technology sector contributed positively to the Fund’s relative results, thanks to both solid security selection and an overweight allocation to the sector versus the benchmark. A position in semiconductor stock NVIDIA, whose chips are critical components of AI technologies, was a top performer for the Fund during the period, as were positions in Advanced Micro Devices, Lam Research, and KLA. We have maintained conviction in semiconductor companies for some time, given their connection to AI and the potential tailwind from the re-shoring of semiconductor manufacturing to the United States and Europe. While we have maintained a benchmark-relative overweight to the industry, we have reduced the Fund's semiconductor exposure, somewhat, as strong performance has led to a sizable expansion of those stocks' valuations.
Stock selection within the health care sector was a further positive contributor to the Fund’s relative returns, led by a portfolio position in the pharmaceutical giant Eli Lilly. The stock surged during the period and strongly outpaced the negative overall return for the sector as a whole, based on mounting expectations for the sales potential of its latest weight-loss drug. Selection results within the materials sector also aided the Fund's relative performance, led by a position in aggregates and building-materials supplier Martin Marietta Materials. The shares rallied during the period, due in part to the “Build Back Better” plan, which requires American materials to be used in the proposed infrastructure projects needed for a transition to green energy.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended June 30, 2023?
A	No, the Fund had no exposure to derivatives during the period.
Q	Could you discuss the Fund’s commitment to ESG investing?
A	We integrate environmental, social, and corporate governance (ESG) factors in our fundamental research and investment selection processes. We believe this information helps us gain a
6Pioneer Fund | Semiannual Report | 6/30/23

more complete understanding of a company and its business. We have historically followed ESG criteria in managing the Fund’s portfolio and utilized screens since the 1940's. However, ESG investment criteria were formally incorporated into the Fund’s prospectus on July 1, 2018. The Fund generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses. We also consider pertinent ESG information, including ESG ratings, in seeking to avoid investing in companies perceived to have the most ESG-related risk.
Q	What is your outlook as the Fund enters the second half of its fiscal year?
A	We have been finding value in the more cyclical areas of the market, such as materials, banks, and semiconductors. The portfolio's modest cyclical tilt is the result of our valuation discipline, which favors investing in stocks of companies with what we believe are attractive profiles of upside potential to downside risk. With that in mind, we still think maintaining a balanced exposure among cyclicals, reasonably priced growth companies, and some defensive stocks is appropriate in the current environment. By comparison, we seek to avoid stocks of hyper-growth, unprofitable companies that may be vulnerable to valuation compression if interest rates continue to rise. We also think low-quality, distressed value stocks, especially those of companies with excessive debt loads, may underperform.
As of the end of June, the Fund’s largest overweights versus the S&P 500 were to the materials, information technology, and financials sectors. In financials, we currently favor regional banks that we feel could be well positioned to gain market share from smaller competitors. In information technology and materials (as well as across other sectors), we have positioned the Fund to potentially benefit from the trends of AI, electrification, and renewable energy, although we have reduced the size of some semiconductor holdings after a period of share-price strength. The consumer staples, consumer discretionary, and health care sectors are among the portfolio's notable underweights versus the
Pioneer Fund | Semiannual Report | 6/30/237

S&P 500. Finally, we have continued to avoid investing in real estate and utilities stocks, which have tended to be interest-rate sensitive.
8Pioneer Fund | Semiannual Report | 6/30/23

Please refer to the Schedule of Investments on pages 19- 22  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fund | Semiannual Report | 6/30/239

Portfolio Summary  |  6/30/23
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Apple, Inc.	6.94%
2.	Microsoft Corp.	6.84
3.	Martin Marietta Materials, Inc.	4.82
4.	NVIDIA Corp.	4.80
5.	Alphabet, Inc., Class A	4.37
6.	Truist Financial Corp.	3.95
7.	EOG Resources, Inc.	3.76
8.	Freeport-McMoRan, Inc.	3.42
9.	Caterpillar, Inc.	3.42
10.	Citizens Financial Group, Inc.	3.40

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Fund | Semiannual Report | 6/30/23

Prices and Distributions  |  6/30/23
Net Asset Value per Share
Class	6/30/23	12/31/22
A	$33.15	$29.27
C	$26.05	$23.04
K	$33.86	$29.89
R	$33.27	$29.36
Y	$33.85	$29.88

Distributions per Share: 1/1/23 - 6/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1000	$—	$—
C	$0.0200	$—	$—
K	$0.1400	$—	$—
R	$0.0200	$—	$—
Y	$0.1400	$—	$—
Index Definition
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12– 16.
Pioneer Fund | Semiannual Report | 6/30/2311

Performance Update | 6/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	S&P 500 Index
10 Years	12.36%	11.70%	12.86%
5 Years	12.87	11.54	12.31
1 Year	14.34	7.77	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12Pioneer Fund | Semiannual Report | 6/30/23

Performance Update | 6/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundduring the periods shown, compared to that of the Standard & Poor's 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	If Held	If Redeemed	S&P 500 Index
10 Years	11.47%	11.47%	12.86%
5 Years	11.98	11.98	12.31
1 Year	13.44	12.44	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
1.80%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fund | Semiannual Report | 6/30/2313

Performance Update | 6/30/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index
10 Years	12.49%	12.86%
5 Years	13.13	12.31
1 Year	14.68	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross	Net
0.71%	0.61%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 30, 2019, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 30, 2019, would have been higher than the performance shown. For the period beginning December 30, 2019, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer the financial highlights for more current expense ratios.
14Pioneer Fund | Semiannual Report | 6/30/23

Performance Update | 6/30/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index
10 Years	11.90%	12.86%
5 Years	12.39	12.31
1 Year	13.85	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
1.50%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fund | Semiannual Report | 6/30/2315

Performance Update | 6/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index
10 Years	12.67%	12.86%
5 Years	13.20	12.31
1 Year	14.69	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross	Net
0.82%	0.61%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Fund | Semiannual Report | 6/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Fund
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,136.30	$1,131.60	$1,137.80	$1,133.90	$1,137.90
Expenses Paid During Period*	$4.71	$9.04	$3.23	$6.88	$3.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, 1.71%, 0.61%, 1.30%, and 0.61% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
Pioneer Fund | Semiannual Report | 6/30/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.38	$1,016.31	$1,021.77	$1,018.35	$1,021.77
Expenses Paid During Period*	$4.46	$8.55	$3.06	$6.51	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, 1.71%, 0.61%, 1.30%, and 0.61% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
18Pioneer Fund | Semiannual Report | 6/30/23

Schedule of Investments  |  6/30/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 100.3%
	Common Stocks — 99.3% of Net Assets
	Air Freight & Logistics — 0.5%
202,296	United Parcel Service, Inc., Class B	$ 36,261,558
	Total Air Freight & Logistics	$36,261,558

	Banks — 7.3%
9,062,543	Citizens Financial Group, Inc.	$ 236,351,121
9,052,639	Truist Financial Corp.	274,747,594
	Total Banks	$511,098,715

	Biotechnology — 3.2%
132,368(a)	Regeneron Pharmaceuticals, Inc.	$ 95,111,702
359,369(a)	Vertex Pharmaceuticals, Inc.	126,465,545
	Total Biotechnology	$221,577,247

	Broadline Retail — 2.9%
1,588,807(a)	Amazon.com, Inc.	$ 207,116,880
	Total Broadline Retail	$207,116,880

	Capital Markets — 4.7%
1,152,743	CME Group, Inc.	$ 213,591,751
242,960	MSCI, Inc.	114,018,698
	Total Capital Markets	$327,610,449

	Communications Equipment — 1.1%
464,869(a)	Arista Networks, Inc.	$ 75,336,670
	Total Communications Equipment	$75,336,670

	Construction Materials — 5.2%
727,125	Martin Marietta Materials, Inc.	$ 335,706,341
138,785	Vulcan Materials Co.	31,287,691
	Total Construction Materials	$366,994,032

	Consumer Staples Distribution & Retail — 4.5%
1,840,284(a)	BJ's Wholesale Club Holdings, Inc.	$ 115,956,295
365,689	Costco Wholesale Corp.	196,879,644
	Total Consumer Staples Distribution & Retail	$312,835,939

	Electrical Equipment — 2.1%
445,361	Rockwell Automation, Inc.	$ 146,724,181
	Total Electrical Equipment	$146,724,181

	Entertainment — 4.5%
1,360,230	Electronic Arts, Inc.	$ 176,421,831
1,530,994(a)	Live Nation Entertainment, Inc.	139,488,863
	Total Entertainment	$315,910,694

The accompanying notes are an integral part of these financial statements.
Pioneer Fund | Semiannual Report | 6/30/2319

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Shares		Value
	Financial Services — 2.2%
429,136	Jack Henry & Associates, Inc.	$ 71,807,327
337,171	Visa, Inc., Class A	80,071,369
	Total Financial Services	$151,878,696

	Ground Transportation — 0.9%
308,850	Union Pacific Corp.	$ 63,196,887
	Total Ground Transportation	$63,196,887

	Hotels, Restaurants & Leisure — 1.5%
1,585,445(a)	Planet Fitness, Inc., Class A	$ 106,922,411
	Total Hotels, Restaurants & Leisure	$106,922,411

	Interactive Media & Services — 4.3%
2,539,758(a)	Alphabet, Inc., Class A	$ 304,009,033
	Total Interactive Media & Services	$304,009,033

	IT Services — 3.6%
441,762	Accenture Plc, Class A	$ 136,318,918
1,302,502(a)	Akamai Technologies, Inc.	117,055,855
	Total IT Services	$253,374,773

	Life Sciences Tools & Services — 2.2%
310,880	Danaher Corp.	$ 74,611,200
147,224	Thermo Fisher Scientific, Inc.	76,814,122
	Total Life Sciences Tools & Services	$151,425,322

	Machinery — 3.4%
968,146	Caterpillar, Inc.	$ 238,212,323
	Total Machinery	$238,212,323

	Metals & Mining — 6.0%
461,935	BHP Group, Ltd. (A.D.R.)	$ 27,563,661
5,956,239	Freeport-McMoRan, Inc.	238,249,560
3,643,868	Teck Resources, Ltd., Class B	153,406,843
	Total Metals & Mining	$419,220,064

	Oil, Gas & Consumable Fuels — 4.7%
428,281	Chevron Corp.	$ 67,390,016
2,287,287	EOG Resources, Inc.	261,757,124
	Total Oil, Gas & Consumable Fuels	$329,147,140

	Pharmaceuticals — 2.9%
359,153	Eli Lilly & Co.	$ 168,435,574
951,520	Pfizer, Inc.	34,901,753
	Total Pharmaceuticals	$203,337,327

The accompanying notes are an integral part of these financial statements.
20Pioneer Fund | Semiannual Report | 6/30/23

Shares		Value
	Semiconductors & Semiconductor Equipment — 12.3%
1,002,404(a)	Advanced Micro Devices, Inc.	$ 114,183,840
570,965	Analog Devices, Inc.	111,229,692
401,713	KLA Corp.	194,838,839
166,346	Lam Research Corp.	106,937,189
790,134	NVIDIA Corp.	334,242,485
	Total Semiconductors & Semiconductor Equipment	$861,432,045

	Software — 9.2%
350,725(a)	Adobe, Inc.	$ 171,501,019
1,398,423	Microsoft Corp.	476,218,968
	Total Software	$647,719,987

	Specialty Retail — 2.8%
627,859	Home Depot, Inc.	$ 195,038,120
	Total Specialty Retail	$195,038,120

	Technology Hardware, Storage & Peripherals — 6.9%
2,488,907	Apple, Inc.	$ 482,773,291
	Total Technology Hardware, Storage & Peripherals	$482,773,291

	Textiles, Apparel & Luxury Goods — 0.4%
277,316	NIKE, Inc., Class B	$ 30,607,367
	Total Textiles, Apparel & Luxury Goods	$30,607,367

	Total Common Stocks (Cost $4,915,568,540)	$6,959,761,151

	SHORT TERM INVESTMENTS — 1.0% of Net Assets
	Open-End Fund — 1.0%
69,325,522(b)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 69,325,522
		$ 69,325,522

	TOTAL SHORT TERM INVESTMENTS (Cost $69,325,522)	$69,325,522

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.3% (Cost $4,984,894,062)	$ 7,029,086,673
	OTHER ASSETS AND LIABILITIES — (0.3)%	$ (17,738,610)
	net assets — 100.0%	$ 7,011,348,063

The accompanying notes are an integral part of these financial statements.
Pioneer Fund | Semiannual Report | 6/30/2321

Schedule of Investments  |  6/30/23
(unaudited) (continued)
(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $2,505,934,487 and $2,879,407,090, respectively.
At June 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $5,062,665,425 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,278,702,544
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(312,281,296)
Net unrealized appreciation	$1,966,421,248
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$6,959,761,151	$—	$—	$6,959,761,151
Open-End Fund	69,325,522	—	—	69,325,522
Total Investments in Securities	$ 7,029,086,673	$ —	$ —	$ 7,029,086,673
During the period ended June 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
22Pioneer Fund | Semiannual Report | 6/30/23

Statement of Assets and Liabilities  |  6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $4,984,894,062)	$7,029,086,673
Receivables —
Investment securities sold	24,449,324
Fund shares sold	4,162,415
Dividends	871,997
Interest	415,290
Due from the Adviser	110,590
Other assets	119,781
Total assets	$ 7,059,216,070
LIABILITIES:
Payables —
Investment securities purchased	$ 42,073,529
Fund shares repurchased	3,717,345
Trustees' fees	861
Management fees	328,371
Administrative expenses	202,280
Distribution fees	128,434
Accrued expenses	1,417,187
Total liabilities	$ 47,868,007
NET ASSETS:
Paid-in capital	$5,123,345,451
Distributable earnings	1,888,002,612
Net assets	$ 7,011,348,063
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $5,943,720,414/179,281,116 shares)	$ 33.15
Class C (based on $76,500,177/2,936,351 shares)	$ 26.05
Class K (based on $25,679,394/758,369 shares)	$ 33.86
Class R (based on $42,309,536/1,271,818 shares)	$ 33.27
Class Y (based on $923,138,542/27,267,885 shares)	$ 33.85
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $33.15 net asset value per share/100%-5.75% maximum sales charge)	$ 35.17
The accompanying notes are an integral part of these financial statements.
Pioneer Fund | Semiannual Report | 6/30/23 23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $69,705)	$ 53,879,311
Interest from unaffiliated issuers	45,819
Total Investment Income		$ 53,925,130
EXPENSES:
Management fees
Basic fees	$ 17,934,229
Performance adjustment	980,458
Administrative expenses	1,419,689
Transfer agent fees
Class A	929,496
Class C	32,584
Class K	51
Class R	37,417
Class Y	527,151
Distribution fees
Class A	6,976,437
Class C	360,791
Class R	100,626
Shareowner communications expense	221,713
Custodian fees	29,358
Registration fees	191,221
Professional fees	195,462
Printing expense	29,110
Officers' and Trustees' fees	236,863
Miscellaneous	781,307
Total expenses		$ 30,983,963
Less fees waived and expenses reimbursed by the Adviser		(2,396,145)
Net expenses		$ 28,587,818
Net investment income		$ 25,337,312
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (57,868,644)
Other assets and liabilities denominated in foreign currencies	12,687	$ (57,855,957)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$893,688,106
Other assets and liabilities denominated in foreign currencies	(23,191)	$893,664,915
Net realized and unrealized gain (loss) on investments		$835,808,958
Net increase in net assets resulting from operations		$861,146,270
The accompanying notes are an integral part of these financial statements.
24Pioneer Fund | Semiannual Report | 6/30/23

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 25,337,312	$ 39,871,950
Net realized gain (loss) on investments	(57,855,957)	104,975,505
Change in net unrealized appreciation (depreciation) on investments	893,664,915	(1,782,653,301)
Net increase (decrease) in net assets resulting from operations	$ 861,146,270	$ (1,637,805,846)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.10 and $1.21 per share, respectively)	$ (18,149,333)	$ (219,241,127)
Class C ($0.02 and $1.05 per share, respectively)	(59,724)	(2,997,578)
Class K ($0.14 and $1.30 per share, respectively)	(112,647)	(1,123,443)
Class R ($0.02 and $1.06 per share, respectively)	(26,548)	(1,361,320)
Class Y ($0.14 and $1.30 per share, respectively)	(4,007,947)	(43,517,373)
Total distributions to shareowners	$ (22,356,199)	$ (268,240,841)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 215,615,709	$ 968,687,599
Reinvestment of distributions	21,416,934	254,172,530
Cost of shares repurchased	(602,817,114)	(1,133,640,529)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (365,784,471)	$ 89,219,600
Net increase (decrease) in net assets	$ 473,005,600	$(1,816,827,087)
NET ASSETS:
Beginning of period	$6,538,342,463	$ 8,355,169,550
End of period	$ 7,011,348,063	$ 6,538,342,463
The accompanying notes are an integral part of these financial statements.
Pioneer Fund | Semiannual Report | 6/30/2325

Statements of Changes in Net Assets (continued)
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class A
Shares sold	1,633,708	$ 50,429,868	4,710,877	$ 155,695,652
Reinvestment of distributions	569,565	17,575,347	6,973,038	212,189,265
Less shares repurchased	(8,286,111)	(255,455,963)	(16,715,618)	(544,094,409)
Net decrease	(6,082,838)	$(187,450,748)	(5,031,703)	$(176,209,492)
Class C
Shares sold	288,328	$ 7,002,824	937,948	$ 24,312,640
Reinvestment of distributions	2,485	57,663	121,628	2,914,475
Less shares repurchased	(415,325)	(10,039,961)	(667,268)	(16,971,621)
Net increase (decrease)	(124,512)	$ (2,979,474)	392,308	$ 10,255,494
Class K
Shares sold	138,211	$ 4,314,994	543,295	$ 18,287,008
Reinvestment of distributions	3,572	112,647	36,074	1,123,443
Less shares repurchased	(200,377)	(6,299,916)	(462,429)	(15,074,731)
Net increase (decrease)	(58,594)	$ (1,872,275)	116,940	$ 4,335,720
Class R
Shares sold	95,513	$ 2,947,635	273,249	$ 9,019,772
Reinvestment of distributions	900	26,548	44,591	1,361,320
Less shares repurchased	(155,725)	(4,837,990)	(368,049)	(11,996,539)
Net decrease	(59,312)	$ (1,863,807)	(50,209)	$ (1,615,447)
Class Y
Shares sold	4,793,213	$ 150,920,388	22,298,302	$ 761,372,527
Reinvestment of distributions	115,485	3,644,729	1,174,541	36,584,027
Less shares repurchased	(10,393,548)	(326,183,284)	(16,619,530)	(545,503,229)
Net increase (decrease)	(5,484,850)	$(171,618,167)	6,853,313	$ 252,453,325
The accompanying notes are an integral part of these financial statements.
26Pioneer Fund | Semiannual Report | 6/30/23

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class A
Net asset value, beginning of period	$ 29.27	$ 37.80	$ 34.54	$ 29.58	$ 24.76	$ 28.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.17	$ 0.05	$ 0.16	$ 0.25	$ 0.29
Net realized and unrealized gain (loss) on investments	3.87	(7.49)	9.33	6.81	7.34	(0.54)
Net increase (decrease) from investment operations	$ 3.98	$ (7.32)	$ 9.38	$ 6.97	$ 7.59	$ (0.25)
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.17)	$ (0.05)	$ (0.15)	$ (0.24)	$ (0.28)
Net realized gain	—	(1.04)	(6.07)	(1.86)	(2.53)	(3.52)
Total distributions	$ (0.10)	$ (1.21)	$ (6.12)	$ (2.01)	$ (2.77)	$ (3.80)
Net increase (decrease) in net asset value	$ 3.88	$ (8.53)	$ 3.26	$ 4.96	$ 4.82	$ (4.05)
Net asset value, end of period	$ 33.15	$ 29.27	$ 37.80	$ 34.54	$ 29.58	$ 24.76
Total return (b)	13.63%(c)	(19.47)%	27.81%	23.90%	31.00%	(1.74)%
Ratio of net expenses to average net assets	0.89%(d)	0.91%	0.94%	1.04%	1.04%	0.96%
Ratio of net investment income (loss) to average net assets	0.74%(d)	0.51%	0.13%	0.52%	0.86%	0.98%
Portfolio turnover rate	38%(c)	57%	89%	91%	71%	60%
Net assets, end of period (in thousands)	$5,943,720	$5,425,590	$7,196,933	$5,984,206	$5,144,683	$4,264,175
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.95%(d)	1.00%	1.06%	1.08%	1.04%	0.96%
Net investment income (loss) to average net assets	0.68%(d)	0.42%	0.01%	0.48%	0.86%	0.98%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Fund | Semiannual Report | 6/30/2327

Financial Highlights  (continued)
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class C
Net asset value, beginning of period	$ 23.04	$ 30.10	$ 28.70	$ 24.90	$ 21.22	$ 25.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.01)	$ (0.07)(b)	$ (0.20)(b)	$ (0.07)(b)	$ 0.01	$ 0.04
Net realized and unrealized gain (loss) on investments	3.04	(5.94)	7.67	5.74	6.27	(0.42)
Net increase (decrease) from investment operations	$ 3.03	$ (6.01)	$ 7.47	$ 5.67	$ 6.28	$ (0.38)
Distributions to shareowners:
Net investment income	$ (0.02)	$ (0.01)	$ —	$ (0.01)	$ (0.07)	$ (0.05)
Net realized gain	—	(1.04)	(6.07)	(1.86)	(2.53)	(3.52)
Total distributions	$ (0.02)	$ (1.05)	$ (6.07)	$ (1.87)	$ (2.60)	$ (3.57)
Net increase (decrease) in net asset value	$ 3.01	$ (7.06)	$ 1.40	$ 3.80	$ 3.68	$ (3.95)
Net asset value, end of period	$ 26.05	$ 23.04	$ 30.10	$ 28.70	$ 24.90	$ 21.22
Total return (c)	13.16%(d)	(20.10)%	26.79%	22.99%	29.92%	(2.52)%
Ratio of net expenses to average net assets	1.71%(e)	1.70%	1.71%	1.81%	1.84%	1.76%
Ratio of net investment income (loss) to average net assets	(0.08)%(e)	(0.26)%	(0.63)%	(0.25)%	0.05%	0.15%
Portfolio turnover rate	38%(d)	57%	89%	91%	71%	60%
Net assets, end of period (in thousands)	$76,500	$70,521	$80,320	$47,608	$40,142	$37,237
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.76%(e)	1.80%	1.83%	1.85%	1.84%	1.76%
Net investment income (loss) to average net assets	(0.13)%(e)	(0.36)%	(0.75)%	(0.29)%	0.05%	0.15%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
28Pioneer Fund | Semiannual Report | 6/30/23

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	12/30/19* to 12/31/19
Class K
Net asset value, beginning of period	$ 29.89	$ 38.56	$ 35.13	$ 30.04	$ 30.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.28	$ 0.19	$ 0.26	$ 0.00(b)
Net realized and unrealized gain (loss) on investments	3.95	(7.65)	9.48	6.93	(0.08)
Net increase (decrease) from investment operations	$ 4.11	$ (7.37)	$ 9.67	$ 7.19	$ (0.08)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.26)	$ (0.17)	$ (0.24)	$ —
Net realized gain	—	(1.04)	(6.07)	(1.86)	—
Total distributions	$ (0.14)	$ (1.30)	$ (6.24)	$ (2.10)	$ —
Net increase (decrease) in net asset value	$ 3.97	$ (8.67)	$ 3.43	$ 5.09	$ (0.08)
Net asset value, end of period	$ 33.86	$ 29.89	$ 38.56	$ 35.13	$ 30.04
Total return (c)	13.78%(d)	(19.22)%	28.23%	24.33%	33.04%(d)
Ratio of net expenses to average net assets	0.61%(e)	0.61%	0.61%	0.69%	0.67%(e)
Ratio of net investment income (loss) to average net assets	1.03%(e)	0.84%	0.48%	0.85%	1.28%(e)
Portfolio turnover rate	38%(d)	57%	89%	91%	71%(d)
Net assets, end of period (in thousands)	$25,679	$24,418	$26,995	$12,743	$13,025
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.67%(e)	0.71%	0.73%	0.73%	0.67%(e)
Net investment income (loss) to average net assets	0.97%(e)	0.74%	0.36%	0.81%	1.28%(e)
*	Class K commenced operations on December 30, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount is less than $0.01.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Fund | Semiannual Report | 6/30/2329

Financial Highlights  (continued)
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class R
Net asset value, beginning of period	$ 29.36	$ 37.91	$ 34.73	$ 29.74	$ 24.89	$ 28.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.00(b)	$ (0.10)(c)	$ 0.04	$ 0.13	$ 0.17
Net realized and unrealized gain (loss) on investments	3.88	(7.49)	9.35	6.85	7.37	(0.53)
Net increase (decrease) from investment operations	$ 3.93	$ (7.49)	$ 9.25	$ 6.89	$ 7.50	$ (0.36)
Distributions to shareowners:
Net investment income	$ (0.02)	$ (0.02)	$ —	$ (0.04)	$ (0.12)	$ (0.16)
Net realized gain	—	(1.04)	(6.07)	(1.86)	(2.53)	(3.52)
Total distributions	$ (0.02)	$ (1.06)	$ (6.07)	$ (1.90)	$ (2.65)	$ (3.68)
Net increase (decrease) in net asset value	$ 3.91	$ (8.55)	$ 3.18	$ 4.99	$ 4.85	$ (4.04)
Net asset value, end of period	$ 33.27	$ 29.36	$ 37.91	$ 34.73	$ 29.74	$ 24.89
Total return (d)	13.39%(e)	(19.86)%	27.28%	23.41%	30.45%	(2.12)%
Ratio of net expenses to average net assets	1.30%(f)	1.41%	1.33%	1.44%	1.45%	1.37%
Ratio of net investment income (loss) to average net assets	0.33%(f)	0.01%	(0.27)%	0.13%	0.44%	0.57%
Portfolio turnover rate	38%(e)	57%	89%	91%	71%	60%
Net assets, end of period (in thousands)	$42,310	$39,076	$52,370	$49,550	$48,363	$44,314
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.36%(f)	1.50%	1.45%	1.47%	1.45%	1.37%
Net investment income (loss) to average net assets	0.27%(f)	(0.08)%	(0.39)%	0.10%	0.44%	0.57%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(d)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(e)	Not annualized.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Pioneer Fund | Semiannual Report | 6/30/23

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class Y
Net asset value, beginning of period	$ 29.88	$ 38.55	$ 35.13	$ 30.04	$ 25.11	$ 29.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.28	$ 0.19	$ 0.27	$ 0.32	$ 0.35
Net realized and unrealized gain (loss) on investments	3.95	(7.65)	9.48	6.92	7.45	(0.55)
Net increase (decrease) from investment operations	$ 4.11	$ (7.37)	$ 9.67	$ 7.19	$ 7.77	$ (0.20)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.26)	$ (0.18)	$ (0.24)	$ (0.31)	$ (0.34)
Net realized gain	—	(1.04)	(6.07)	(1.86)	(2.53)	(3.52)
Total distributions	$ (0.14)	$ (1.30)	$ (6.25)	$ (2.10)	$ (2.84)	$ (3.86)
Net increase (decrease) in net asset value	$ 3.97	$ (8.67)	$ 3.42	$ 5.09	$ 4.93	$ (4.06)
Net asset value, end of period	$ 33.85	$ 29.88	$ 38.55	$ 35.13	$ 30.04	$ 25.11
Total return (b)	13.79%(c)	(19.23)%	28.20%	24.33%	31.31%	(1.56)%
Ratio of net expenses to average net assets	0.61%(d)	0.61%	0.61%	0.71%	0.81%	0.77%
Ratio of net investment income (loss) to average net assets	1.01%(d)	0.84%	0.48%	0.84%	1.09%	1.17%
Portfolio turnover rate	38%(c)	57%	89%	91%	71%	60%
Net assets, end of period (in thousands)	$923,139	$978,738	$998,552	$378,626	$107,783	$95,481
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.78%(d)	0.82%	0.81%	0.83%	0.81%	0.77%
Net investment income (loss) to average net assets	0.84%(d)	0.63%	0.28%	0.72%	1.09%	1.17%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Fund | Semiannual Report | 6/30/2331

Notes to Financial Statements  |  6/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act''), as a diversiﬁed, open-end management investment company. The investment objective of the Fund is to provide reasonable income and capital growth.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU
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2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Pioneer Fund | Semiannual Report | 6/30/2333

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
Pioneer Fund | Semiannual Report | 6/30/2335

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$ 63,506,166
Long-term capital gains	204,734,675
Total	$ 268,240,841
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 2,569,105
Net unrealized appreciation	1,072,733,142
Qualified late year loss deferral	(26,089,706)
Total	$ 1,049,212,541
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $128,269 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2023.
36Pioneer Fund | Semiannual Report | 6/30/23

F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may
Pioneer Fund | Semiannual Report | 6/30/2337

continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund primarily invests in equity securities of U.S. issuers.
The Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
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The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Pioneer Fund | Semiannual Report | 6/30/2339

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion of the Fund’s average daily net assets, and 0.55% on the excess over $10 billion of the Fund’s average daily net assets. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Standard and Poor’s 500 Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser, contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average
40Pioneer Fund | Semiannual Report | 6/30/23

daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the six months ended June 30, 2023, the aggregate performance adjustment resulted in an increase to the basic fee of $980,458. For the six months ended June 30, 2023, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.57% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.61% and 0.61% of the average daily net assets attributable to Class K shares and Class Y shares, respectively. These expense limitations are in effect through May 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for their services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Fund paid $236,863 in Officers' and Trustees’ compensation, which is reflected on the Statement of Operations as Officers' and Trustees’ fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $861 and a payable for administrative expenses of $202,280, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities,
Pioneer Fund | Semiannual Report | 6/30/2341

respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$190,285
Class C	5,453
Class K	1,997
Class R	3,004
Class Y	20,974
Total	$221,713
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original
42Pioneer Fund | Semiannual Report | 6/30/23

purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2023, CDSCs in the amount of $8,858 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2023, the Fund had no borrowings under the credit facility.
Pioneer Fund | Semiannual Report | 6/30/2343

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
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and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Fund | Semiannual Report | 6/30/23 45

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
46Pioneer Fund | Semiannual Report | 6/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19404-17-0823

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date September 5, 2023

*	Print the name and title of each signing officer under his or her signature.